Exhibit 10.1

Execution Version

AMENDMENT NO. 5 TO CREDIT AGREEMENT

AMENDMENT NO. 5, dated as of December 19, 2019 (this “Amendment”) to the Credit Agreement (as defined below), among Visteon Corporation (the “Borrower”), each signatory hereto under the heading “GUARANTORS” on the signature pages hereto (collectively, the “Guarantors” and, each, individually, a “Guarantor”), each lender under the Credit Agreement party hereto (collectively, the “Lenders” and, each, individually, a “Lender”) and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, reference is made to that certain Credit Agreement, dated as of April 9, 2014 (as amended by that certain Waiver and Amendment No. 1 to Credit Agreement, dated as of March 25, 2015, Amendment No. 2 to Credit Agreement, dated as of March 24, 2017, Amendment No. 3 to Credit Agreement, dated as of November 14, 2017, Amendment No. 4 to Credit Agreement, dated as of May 30, 2018, and as further amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the Lenders party thereto and the Administrative Agent;

WHEREAS, the Borrower has requested that the Lenders (including Lenders constituting Required Revolving Lenders) agree to certain amendments and modifications to the Credit Agreement, including, among other things, to (i) terminate the existing Revolving Credit Facility (the loans thereunder being referred to herein as the “Original Revolving Credit Loans”) and the existing Revolving Credit Commitments (the “Original Revolving Credit Commitments”) and replace such loans and commitments with a new Revolving Credit Facility (the “Refinancing Revolving Facility”) and new Revolving Credit Commitments (the “New Revolving Credit Commitments” and, any Revolving Credit Loans made pursuant thereto, the “New Revolving Credit Loans”) in an aggregate principal amount of $400,000,000 and (ii) make such other modifications to the Credit Agreement as described herein;

WHEREAS, the Credit Agreement permits the Borrower, pursuant to Section 2.21 and 10.01(h) thereof, to amend certain provisions of the Credit Agreement with the consent of the Lenders providing the Refinancing Revolving Facility (which, for the avoidance of doubt, also constitute Required Revolving Lenders);

WHEREAS, the Credit Agreement permits the Borrower, pursuant to Section 10.01 thereof, to amend certain provisions of the Credit Agreement with the consent of the Required Lenders;

WHEREAS, subject to the terms and conditions set forth herein, each party hereto who has delivered a signature page as a Lender agreeing to provide Revolving Credit Commitments (a “New Revolving Credit Lender”) has agreed to provide a New Revolving Credit Commitment in the amount set forth on Schedule I hereto;

WHEREAS, each of the Lenders party hereto has agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as herein provided (as so amended, the “Amended Credit Agreement”); and

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01    Definitions. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement have the same meanings when used in this Amendment.

ARTICLE II

REFINANCING LOANS

Section 2.01    New Revolving Credit Loans.

(a)    Subject to the terms and conditions set forth herein, on the Amendment No. 5 Effective Date, each New Revolving Credit Lender agrees to make available Revolving Credit Commitments in the amount set forth on Schedule I hereto and L/C Commitments in the amount set forth on Schedule II hereto.

(b)    The aggregate principal amount of the New Revolving Credit Commitments shall be $400,000,000.

(c)    The New Revolving Credit Commitments will be used to refinance the existing Revolving Credit Commitments. Borrowings under the Refinancing Revolving Facility will be used for any purpose not prohibited by the Credit Agreement, including, without limitation, for general corporate purposes.

(d)    The final maturity date of the New Revolving Credit Loans shall be the earliest of (x) December 24, 2024, (y) the 91st day prior to the scheduled maturity of the Amendment No. 4 Term Loans if the Amendment No. 4 Term Loans are then outstanding and (z) the date of termination in whole of the Amendment No. 5 Revolving Credit Commitments (including in respect of L/C Credit Extensions) pursuant to Sections 2.06(a) or 8.02.

(e)    The Applicable Rate with respect to the Refinancing Revolving Facility shall be, as of any date, the applicable percentage per annum set forth below based upon the Total Gross Leverage Ratio, respectively, applicable to the Borrower:

Applicable Rate
Pricing Level	Total Gross Leverage Ratio	Eurodollar Rate Loans	Base Rate Loans
1	≤ 1.00:1.00	1.00%	0.00%
2	> 1.00:1.00 and ≤ 2.00:1.00	1.50%	0.50%
3	> 2.00:1.00 and ≤ 3.00:1.00	1.75%	0.75%
4	> 3.00:1.00	2.00%	1.00%

(f)    The Borrower shall repay to the New Revolving Credit Lenders on the final maturity date of the New Revolving Credit Commitments the aggregate principal amount of all New Revolving Credit Loans outstanding on such date.

(g)    A per annum commitment fee on the undrawn portion of the New Revolving Credit Commitments shall accrue from the Amendment No. 5 Effective Date at the applicable percentage per annum set forth below based upon the Total Gross Leverage Ratio, respectively, applicable to the Borrower:

Applicable Commitment Fee
Pricing Level	Total Gross Leverage Ratio	Applicable Commitment Fee
1	≤ 1.00:1.00	0.150%
2	> 1.00:1.00 and ≤ 2.00:1.00	0.200%
3	> 2.00:1.00 and ≤ 3.00:1.00	0.225%
4	> 3.00:1.00	0.250%

(h)    The commitments of the New Revolving Credit Lenders are several, and no New Revolving Credit Lender shall be responsible for any other New Revolving Credit Lender’s failure to make New Revolving Credit Loans.

(i)    Subject to the terms and conditions set forth herein, effective as of the Amendment No. 5 Effective Date, for all purposes of the Loan Documents, (i) the New Revolving Credit Commitments shall constitute “Revolving Credit Commitments” and a “Revolving Credit Facility”, (ii) the New Revolving Credit Loans shall constitute “Revolving Credit Loans” and (iii) each New Revolving Credit Lender shall become an “Additional Lender”, a “Revolving Credit Lender” and a “Lender” (if such New Revolving Credit Lender is not already a Revolving Credit Lender or a Lender prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Revolving Credit Commitment (or, following the making of a New Revolving Credit Loan, a Revolving Credit Loan).

(j)    On the Amendment No. 5 Effective Date, all Original Revolving Credit Commitments shall be terminated.

(k)    All other terms not described herein and relating to the New Revolving Credit Loans shall be the same as the terms of the Initial Revolving Credit Loans.

(l)    The obligation of each New Revolving Credit Lender to provide New Revolving Credit Commitments and to make New Revolving Credit Loans on the Amendment No. 5 Effective Date is subject to the satisfaction of the conditions to effectiveness set forth in Article IV hereof.

(m)    Any Lender holding Original Revolving Credit Commitments immediately prior to the Amendment No. 5 Effective Date that is not a New Revolving Credit Lender is referred to herein as an “Exiting Revolving Credit Lender”. In the event any New Revolving Credit Lender receives an allocation of New Revolving Credit Commitments in an amount less than the amount of its Original Revolving Credit Commitments, such Lender shall be considered an Exiting Revolving Credit Lender with the respect to the difference between the amount of its Original Revolving Credit Commitments and the allocated amount of its New Revolving Credit Commitments.

ARTICLE III

OTHER AMENDMENTS TO THE CREDIT AGREEMENT

Section 3.01

(A)    Initial Amendments to the Credit Agreement. Effective as of the Amendment No. 5 Effective Date, the Credit Agreement is hereby amended as follows:

(a)    The following definitions are hereby added to Section 1.01 in the appropriate alphabetical order:

““Amendment No. 5” means Amendment No. 5 to this Agreement, dated as of December 19, 2019, among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.”

““Amendment No. 5 Applicable Commitment Fee” means, as of any date, the applicable percentage per annum set forth below under the caption “Applicable Commitment Fee” based upon the Total Gross Leverage Ratio (as defined below), respectively, applicable to the Borrower:

Applicable Commitment Fee
Pricing Level	Total Gross Leverage Ratio	Applicable Commitment Fee
1	≤ 1.00:1.00	0.150%
2	> 1.00:1.00 and < 2.00:1.00	0.200%
3	> 2.00:1.00 and < 3.00:1.00	0.225%
4	> 3.00:1.00	0.250%

Notwithstanding the foregoing, during the period beginning on the Amendment No. 5 Effective Date and ending on the Financial Statement Delivery Date, for the fiscal quarter ending December 31, 2019, the Applicable Commitment Fee shall be based on Price Level 2, and thereafter, the Applicable Commitment shall be determined in accordance with the preceding table and paragraph at the end of the definition of “Applicable Rate”.

““Amendment No. 5 Arrangers” means each of Citibank, N.A., BofA Securities, Inc., U.S. Bank National Association, BBVA USA and Sumitomo Mitsui Banking Corporation, in their respective capacities as lead arrangers and/or lead bookrunners under the Amendment No. 5 Engagement Letter.”

““Amendment No. 5 Effective Date” means December 19, 2019, the date on which the conditions precedent set forth in Section 4.01 of Amendment No. 5 were satisfied or waived.”

““Amendment No. 5 Engagement Letter” means the Credit Agreement Amendment Engagement Letter, dated as of December 9, 2019, as may be amended, amended and restated, supplemented or otherwise modified from time to time, between Citigroup Global Markets Inc. and the Borrower.”

““Amendment No. 5 RCF Documentation Agents” means, solely for purposes of the Amendment No. 5 Revolving Credit Facility, each of Sumitomo Mitsui Banking Corporation, Barclays Bank PLC and BBVA USA.”

““Amendment No. 5 Revolving Credit Commitment” means, in the case of each Amendment No. 5 Revolving Credit Lender, the amount set forth opposite such Amendment No. 5 Revolving Credit Lender’s name on Schedule I to Amendment No. 5 as such Amendment No. 5 Revolving Credit Lender’s “Amendment No. 5 Revolving Credit Commitment”. The aggregate principal amount of the Amendment No. 5 Revolving Credit Commitments as of the Amendment No. 5 Effective Date is $400,000,000.”

““Amendment No. 5 Revolving Credit Facility” means, at any time, the aggregate amount of the Amendment No. 5 Revolving Credit Lenders’ Amendment No. 5 Revolving Credit Commitments at such time.”

““Amendment No. 5 Revolving Credit Lender” means, at any time, any Lender that has an Amendment No. 5 Revolving Credit Commitment or holds an Amendment No. 5 Revolving Credit Loan at such time.”

““Amendment No. 5 Revolving Credit Loans” means the Loans made by the Amendment No. 5 Revolving Credit Lenders pursuant to their respective Amendment No. 5 Revolving Credit Commitments.”

““Financial Statement Delivery Date” means the earlier of the date on which the Section 6.01 Financials have been or are required to be delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or Section 6.01(b), as the case may be.”

““Total Gross Leverage Ratio” means, with respect to the Borrower on a consolidated basis, as of the end of any Test Period, the ratio of (a) Consolidated Funded Indebtedness of the Borrower as of the end of such Test Period to (b) Consolidated EBITDA of the Borrower for such Test Period.”

(b)    The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause “(e)” therein, and (ii) adding a new clause (f) thereto to read in its entirety as follows:

“(f)     with respect to the Amendment No. 5 Revolving Credit Facility, as of any date, the applicable percentage per annum set forth below under the caption “Applicable Rate” based upon Total Gross Leverage Ratio, applicable to the Borrower:

Applicable Rate
Pricing Level	Total Gross Leverage Ratio	Eurodollar Rate Loans	Base Rate Loans
1	< 1.00:1.00	1.00%	0.00%
2	> 1.00:1.00 and < 2.00:1.00	1.50%	0.50%
3	> 2.00:1.00 and < 3.00:1.00	1.75%	0.75%
4	> 3.00:1.00	2.00%	1.00%

Notwithstanding the foregoing, during the period beginning on the Amendment No. 5 Effective Date and ending on the Financial Statement Delivery Date for the fiscal quarter ending December 31, 2019, the Applicable Rate shall be based on Price Level 2, and thereafter, the Applicable Rate shall be determined in accordance with the preceding table and provisions.

Each change in the Applicable Rate and the Amendment No. 5 Applicable Commitment Fee shall be effective as of the first Business Day immediately following the date of delivery to the Administrative Agent of financial statements pursuant to Section 6.01(a) or Section 6.01(b) and a Compliance Certificate pursuant to Section 6.02(b) evidencing the related change in the Total Gross Leverage Ratio. For purposes of each of the Applicable Rate and the Amendment No. 5 Applicable Commitment Fee, if the Borrower has not delivered such information to the Administrative Agent on the applicable Financial Statement Delivery Date, the Applicable Rate and the Amendment No. 5 Applicable Commitment Fee shall be set at Price Level 4 in the applicable tables. Each change in the Applicable Rate and the Amendment No. 5 Applicable Commitment Fee shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.”

(c)    The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:

““Facility” means, the Initial Term Facility, the Amendment No. 2 Term Facility, the Amendment No. 3 Term Facility, the Amendment No. 4 Term Facility, any Incremental Term Facility, any other Tranche of Term Commitments or Term Loans, the Initial Revolving Credit Facility, the Amendment No. 2 Revolving Credit Facility, the Amendment No. 5 Revolving Credit Facility, any other Tranche of Revolving Credit Commitments, the Letter of Credit Sublimit and any other Facility hereunder, as the context may require.”

““Letter of Credit Expiration Date” means the day that is five (5) Business Days prior to the scheduled Maturity Date then in effect for the Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day); provided that, as to any L/C Issuer, the Letter of Credit Expiration Date shall not, without the prior written consent of such L/C Issuer in accordance with the provisions hereof, be later than the day that is five (5) Business Days prior to the scheduled Maturity Date of the Amendment No. 5 Revolving Credit Facility as of the Amendment No. 5 Effective Date, except for any Letter of Credit for which the Borrower has agreed to provide Cash Collateral, or otherwise backstop (with a letter of credit on customary terms) to the applicable L/C Issuer’s and the Administrative Agent’s reasonable satisfaction, on or prior to the fifth Business Day preceding the scheduled Maturity Date of the Amendment No. 5 Revolving Credit Facility as of the Amendment No. 5 Effective Date.”

““Loan Documents” means, collectively, (i) this Agreement, (ii) Amendment No. 1, (iii) Amendment No. 2, (iv) Amendment No. 3, (v) Amendment No. 4, (vi) Amendment No. 5, (vii) the Notes, (viii) the Guaranty, (ix) the Collateral Documents, (x) any Pari Passu Intercreditor Agreement and any Other Intercreditor Agreement, (xi) any Extension Amendment, (xii) any joinder agreement entered into pursuant to Section 2.14, 2.15 or 2.16, (xiii) any Refinancing Amendment and (xiv) any letter of credit application, and any other document, agreement and instrument entered into by any L/C Issuer and the Borrower (or any Restricted Subsidiary) or in favor of such L/C Issuer and relating to such Letter of Credit; but specifically excluding Secured Hedge Agreements and Secured Cash Management Agreements.”

““Maturity Date” means: (a) (i) with respect to the Initial Revolving Credit Facility, the earlier of (x) April 9, 2019 and (y) the date of termination in whole of the Initial Revolving Credit Commitments (including in respect of L/C Credit Extensions) pursuant to Section 2.06(a) or 8.02 and (ii) with respect to the Amendment No. 5 Revolving Credit Facility, the earliest of (x) December 24, 2024, (y) the 91st day prior to the scheduled maturity of the Amendment No. 4 Term Loans if the Amendment No. 4 Term Loans are then outstanding and (z) the date of termination in whole of the Amendment No. 5 Revolving Credit Commitments (including in respect of L/C Credit Extensions) pursuant to Sections 2.06(a) or 8.02, (b) (i) with respect to the Initial Term Facility, the earliest of (x) April 9, 2021, (y) the date of termination in whole of the Initial Term Commitments pursuant to Section 2.06(a) prior to any Term Borrowing and (z) the date that the Initial Term Loans are declared due and payable pursuant to Section 8.02, (ii) with respect to the Amendment No. 2 Term Facility, the earlier of (x) March 24, 2024 and (y) the date that the Amendment No. 2 Term Loans are declared due and payable pursuant to Section 8.02, (iii) with respect to the Amendment No. 3 Term Facility, the earlier of (x) March 24, 2024 and (y) the date that the Amendment No. 3 Term Loans are declared due and payable pursuant to Section 8.02 and (iv) with respect to the Amendment No. 4 Term Facility, the earlier of (x) March 24, 2024 and (y) the date that the Amendment No. 4 Term Loans are declared due and payable pursuant to Section 8.02, (c) with respect to any Tranche of Extended Term Loans or Extended Revolving Commitments, the final maturity date as specified in the applicable Extension Amendment, (d) with respect to any Specified Refinancing Term Loans or Specified Refinancing Revolving Credit Commitments, the final maturity date as specified in the applicable Refinancing Amendment, (e) with respect to any Incremental Term Facility, the final maturity date as specified in the applicable amendment to this Agreement in respect of such Facility and (f) with respect to any Tranche of Loans or Commitments modified pursuant to a Loan Modification, the final maturity date as specified in the applicable amendment to this Agreement in respect of such modified Loan or Commitment; provided, in each case, that if such day is not a Business Day, the applicable Maturity Date shall be the Business Day immediately succeeding such day.”

““Revolving Credit Commitment” means, as to each applicable Revolving Credit Lender, (i) its Initial Revolving Credit Commitment, if any, (ii) its Amendment No. 5 Revolving Credit Commitment, if any, (iii) its Specified Refinancing Revolving Credit Commitment, if any, (iv) its Extended Revolving Commitment, if any, (v) its Revolving Credit Commitment with the same terms and conditions modified on the same day pursuant to a Loan Modification, if any, and (vi) without duplication of the foregoing, its commitment to provide Revolving Credit Loans in connection with a Revolving Facility Increase, if any, in each case as the context may require.”

““Revolving Credit Loan” means Initial Revolving Credit Loans, Amendment No. 5 Revolving Credit Loans, Extended Loans under an Extended Revolving Commitment and Specified Refinancing Revolving Loans (other than Term Loans) with the same terms and conditions modified on the same day pursuant to a Loan Modification, as the context may require.”

““Tranche” (a) with respect to Term Loans or Term Commitments, refers to whether such Term Loans or Term Commitments are (1) Initial Term Loans or Initial Term Commitments, (2) Amendment No. 2 Term Loans or Amendment No. 2 Term Commitments, (3) Amendment No. 3 Term Loans or Amendment No. 3 Term Commitments, (4) Amendment No. 4 Term Loans or Amendment No. 4 Term Commitments, (5) Incremental Term Facilities or Incremental Term Loans with the same terms and conditions made on the same day, (6) Extended Term Loans or Extended Term Tranches (of the same series), (7) Specified Refinancing Term Loans or Specified Refinancing Term Commitments (of the same series) or (8) Term Loans or Term Commitments with the same terms and conditions modified on the same day pursuant to a Loan Modification and (b) with respect to Revolving Credit Loans or Revolving Credit Commitments, refers to whether such Revolving Credit Loans or Revolving Credit Commitments are (1) Initial Revolving Credit Commitments or Initial Revolving Credit Loans, (2) Amendment No. 5 Revolving Credit Commitments or Amendment No. 5 Revolving Credit Loans, (3) Extended Revolving Commitments or Extended Loans under such Extended Revolving Commitment (of the same series), (4)

Specified Refinancing Revolving Loans or Specified Refinancing Revolving Credit Commitments (of the same series) or (5) Revolving Credit Loans or Revolving Credit Commitments with the same terms and conditions modified on the same day pursuant to a Loan Modification.”

(d)    Subclause (a)(iii) of Section 1.12 of the Credit Agreement is hereby amended by replacing the reference to “Amendment No. 2 Applicable Commitment Fee” thereto with “Amendment No. 5 Applicable Commitment Fee”

(e)    Clause (b)(ii) of Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(ii)     Subject to the terms and conditions set forth herein, each Amendment No. 5 Revolving Credit Lender severally agrees to make loans denominated in Dollars or an Alternate Currency to the Borrower from time to time on or after the Amendment No. 5 Effective Date, on any Business Day until and excluding the Business Day preceding the Maturity Date for the Amendment No. 5 Revolving Credit Facility, in an aggregate amount not to exceed at any time outstanding the amount of such Amendment No. 5 Revolving Credit Lender’s Amendment No. 5 Revolving Credit Commitment; provided, however, that after giving effect to any Borrowing of Amendment No. 5 Revolving Credit Loans, (i) the Total Revolving Credit Outstandings applicable to the Amendment No. 5 Revolving Credit Facility shall not exceed the Amendment No. 5 Revolving Credit Facility and (ii) the aggregate Outstanding Amount of the Amendment No. 5 Revolving Credit Loans of any Lender (excluding any exposure under outstanding Swing Line Loans), plus such Lender’s Pro Rata Share (under the Amendment No. 5 Revolving Credit Facility) of the Outstanding Amount of all L/C Obligations (applicable to the Amendment No. 5 Revolving Credit Facility), plus such Lender’s Pro Rata Share (under the Amendment No. 5 Revolving Credit Facility) of the Outstanding Amount of all Swing Line Loans, shall not exceed such Lender’s Amendment No. 5 Revolving Credit Commitment. Within the limits of each Lender’s Amendment No. 5 Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b)(ii), prepay under Section 2.05, and reborrow under this Section 2.01(b)(ii). Amendment No. 5 Revolving Credit Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein; provided that any Amendment No. 5 Revolving Credit Loans denominated in an Alternate Currency shall be Eurodollar Rate Loans. If at the time of any Borrowing of Amendment No. 5 Revolving Credit Loans (including any deemed Borrowing of Amendment No. 5 Revolving Credit Loans made pursuant to Section 2.03) there shall be more than one Tranche of Amendment No. 5 Revolving Credit Commitments, such Borrowing shall be allocated pro rata among such Tranches.”

(f)    Subclause (a)(ii)(C) of Section 2.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(C)     the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless the applicable L/C Issuer and all the Revolving Credit Lenders have approved such expiry date, except for any Letter of Credit for which the Borrower has agreed to provide Cash Collateral, or otherwise backstop (with a letter of credit on customary terms) to the applicable L/C Issuer’s and the Administrative Agent’s reasonable satisfaction, on or prior to the fifth Business Day preceding the Scheduled Maturity Date of the Amendment No. 5 Revolving Credit Facility as of the Amendment No. 5 Effective Date;”

(g)    Subclause (a)(ii) of Section 2.04 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(ii)     On any Business Day until and excluding the Business Day preceding the Maturity Date for the Amendment No. 5 Revolving Credit Facility, subject to the terms and conditions hereof, the Swing Line Lender agrees to make Swing Line Loans to the Borrower, in the aggregate amount up to but not exceeding the Swing Line Sublimit; provided that the Swing Line Lender shall not make any Swing Line Loans if, as of the date of and after giving effect to such Swing Line Loan the Total Revolving Credit Outstandings would exceed the aggregate Amendment No. 5 Revolving Credit Facility; provided that, after giving effect to any Swing Line Loan, the aggregate Outstanding Amount of the Amendment No. 5 Revolving Credit Loans of any Lender (excluding any exposure under outstanding Swing Line Loans), plus such Lender’s Pro Rata Share (under the Amendment No. 5 Revolving Credit Facility) of the Outstanding Amount of all L/C Obligations (applicable to the Amendment No. 5 Revolving Credit Facility), plus such Lender’s Pro Rata Share (under the Amendment No. 5 Revolving Credit Facility) of the Outstanding Amount of all Swing Line Loans, shall not exceed such Lender’s Amendment No. 5 Revolving Credit Commitment. Amounts borrowed pursuant to this Section 2.04 may be repaid and reborrowed prior to the Maturity Date for the Amendment No. 5 Revolving Credit Facility. The Swing Line Lender’s Commitment to make Swing Line Loans shall expire on the latest Maturity Date with respect to the Amendment No. 5 Revolving Credit Facility and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans shall be paid in full no later than such date. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04.”

(h)    Subclause (b)(vi) of Section 2.06 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(vi)     The aggregate Amendment No. 5 Revolving Credit Commitments shall automatically and permanently be reduced to zero on the Maturity Date with respect to the Amendment No. 5 Revolving Credit Facility.”

(i)    Subclause (b)(ii) of Section 2.07 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(ii)     The Borrower shall repay to the Amendment No. 5 Revolving Credit Lenders on the Maturity Date for the Amendment No. 5 Revolving Credit Facility the aggregate principal amount of all Amendment No. 5 Revolving Credit Loans outstanding on such date.”

(j)    Subclause (a)(ii) of Section 2.09 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(ii)     The Borrower shall pay to the Administrative Agent for the account of each Amendment No. 5 Revolving Credit Lender in accordance with its Pro Rata Share of the Amendment No. 5 Revolving Credit Facility, a commitment fee equal to the Amendment No. 5 Applicable Commitment Fee multiplied by the actual daily amount by which the aggregate Amendment No. 5 Revolving Credit Commitments exceed the sum of (A) the Outstanding Amount of Amendment No. 5 Revolving Credit Loans and (B) the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.20. The commitment fee under the Amendment No. 5 Revolving Credit Facility shall accrue at all times from the Amendment No. 5 Effective Date until the Maturity Date for the Amendment No. 5 Revolving Credit Facility, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the last Business Day of the first full fiscal quarter to end following the Amendment No. 5 Effective Date, and on the Maturity Date for the Amendment No. 5 Revolving Credit Facility.”

(k)    Subclause (b)(v) of Section 2.09 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(v)     The Borrower shall pay, on the Amendment No. 5 Effective Date, in the case of Lenders under the Amendment No. 5 Revolving Credit Facility, the fees agreed to by the Borrower and the Amendment No. 5 Arrangers pursuant to the Amendment No. 5 Engagement Letter.”

(l)    Clause (b) of Section 2.10 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(b)    If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Total Net Leverage Ratio or Total Gross Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of such ratio would have resulted in (A) higher interest or fees for any period, the Borrower shall be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the applicable L/C Issuers, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and with any such demand by the Administrative Agent being excused), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period or (B) lower interest or fees for any period, then (x) the future payments of interest and fees payable by the Borrower with respect to such applicable Lenders’ Revolving Credit Loans or Revolving Credit Commitments shall be automatically reduced by an amount equal to the excess of the amount of interest and fees that was actually paid for such period over the amount of interest and fees that should have been paid for such period and (y) at any time prior to repayment in full of the Obligations, if no Revolving Credit Loans are outstanding, then the Administrative Agent shall make all commercially reasonable efforts to recover, and the Lenders agree to remit to the Administrative Agent for the account of the Borrower, such excess interest or fees paid to the Lenders net of any amounts credited thereto as a result of the automatic reductions described in the foregoing clause (x) (but in any event, the Administrative Agent shall not be liable for any excess amounts not recovered from the Lenders). This paragraph shall not limit the rights of the Administrative Agent, any Lender or the applicable L/C Issuer, as the case may be, under Section 2.03(c)(iii), Section 2.03(h) or (i), Section 2.08(b) or under Article VIII. The obligations of the Borrower, the Administrative Agent and the Lenders under this Section 2.10(b) shall survive the termination of the Aggregate Commitments and acceleration of the Loans pursuant to Section 8.02 and the repayment of all other Obligations after an acceleration of the Loans pursuant to Section 8.02. Except in any case where a demand is excused as provided above, any additional interest or fees under this Section 2.10(b) shall not be due and payable until a demand is made for such payment by the Administrative Agent and accordingly, any nonpayment of such interest or fees as a result of any such inaccuracy shall not constitute a Default (whether retroactively or otherwise), and none of such additional amounts shall be deemed overdue or accrue interest at the Default Rate, in each case at any time prior to the date that is five Business Days following such demand.”

(m)    Clause (b) of Section 2.20 of the Credit Agreement is hereby amended by replacing references to “Amendment No. 2 Revolving Credit Loans” and “Amendment No. 2 Revolving Credit Lenders” thereto with “Amendment No. 5 Revolving Credit Loans” and “Amendment No. 5 Revolving Credit Lenders”, respectively.

(n)    Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 7.11    Financial Covenant. Solely with respect to the Amendment No. 5 Revolving Credit Facility, permit the Total Net Leverage Ratio as of the last day of a Test Period (commencing with the first fiscal quarter ending after the Amendment No. 5 Effective Date) to exceed 3.50:1.00.”

(o)    The first sentence of Section 9.13 of the Credit Agreement is hereby amended and restated as the following:

“None of the Lenders, the Arrangers, the Amendment No. 2 Arrangers, the Amendment No. 2 RCF Documentation Agents, the Amendment No. 3 Arrangers, the Amendment No. 4 Arrangers, the Amendment No. 5 Arrangers, the Amendment No. 5 RCF Documentation Agents or other Persons identified on the facing page or signature pages of this Agreement as a “joint lead arranger,” or “joint bookrunner” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such.”

(p)    Schedule 2.03 of the Credit Agreement is hereby amended and restated as outlined in Schedule II hereof.

(B)    Other Amendments to the Credit Agreement. Immediately after the effectiveness of the amendments set forth in Section 3.01(A) above, the Credit Agreement is hereby amended as follows:

(a)    The following definitions are hereby added to Section 1.01 in the appropriate alphabetical order:

““BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.”

““Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).”

““Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.”

““QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

(b)    Section 1.02 of the Credit Agreement is hereby amended by adding a new clause (e) thereto to read in its entirety as follows:

“(e)    For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.”

(c)    Article X of the Credit Agreement is hereby amended by adding a new section 10.27 to read in its entirety as follows:

“Section 10.27      Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.”

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

Section 4.01    Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the first date (such date, the “Amendment No. 5 Effective Date”) when each of the following conditions precedent have been fulfilled to the reasonable satisfaction of (or waived by) the Administrative Agent:

(a)    Execution and Delivery of this Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor party hereto, each New Revolving Credit Lender, the Required Revolving Lenders and the Administrative Agent, duly executed counterparts of this Amendment.

(b)    Secretary’s Certificates. The Administrative Agent shall have received (i) a certificate of good standing with respect to each of the Loan Parties and (ii) a certificate executed by a Responsible Officer of each of the Loan Parties dated the Amendment No. 5 Effective Date, substantially in the form of the certificate delivered in connection with Amendment No. 4, certifying as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of each of the Loan Parties and attaching (A) a true and complete copy of the organizational documents of each of the Loan Parties, including all amendments thereto, as in effect on the Amendment No. 5 Effective Date, certified as of a recent date by the Secretary of State of the state of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, (B) a true and complete copy of the by-laws or other governing documents of each of the Loan Parties as in effect on the Amendment No. 5 Effective Date and at all times since the date prior to the date of the resolutions described in clause (C) below and (C) a true and complete copy of resolutions duly adopted by the board of directors (or other similar governing body), of each of the Loan Parties authorizing the execution, delivery and performance of this Amendment and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect.

(c)    Legal Opinions. The Administrative Agent shall have received (i) an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Borrower and the Guarantors and (ii) an opinion of Dickinson Wright PLLC, local counsel to Visteon Global Technologies, Inc., a Michigan corporation, each addressed to the Administrative Agent and the Lenders on the Amendment No. 5 Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.

(d)    Fees and Expenses. (i) The Administrative Agent and the Amendment No. 5 Arrangers shall have received, in immediately available funds, payment or reimbursement of all reasonable and documented costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including, but not limited to, the reasonable and documented out-of-pocket fees, disbursements and other charges of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent and the Amendment No. 5 Arrangers, for which invoices have been presented at least three (3) Business Days prior to the Amendment No. 5 Effective Date (or as otherwise reasonably agreed to by the Borrower) and (ii) the Borrower shall have paid to any of the Amendment No. 5 Arrangers fees in amounts as may have been previously agreed in writing between the Borrower and such Amendment No. 5 Arranger to be received on the Amendment No. 5 Effective Date pursuant to the Amendment No. 5 Engagement Letter.

(e)    Representations and Warranties. The representations and warranties of the Borrower and each other Loan Party contained in Article V hereof shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 5 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.

(f)    Event of Default. Immediately prior to and immediately after the Amendment No. 5 Effective Date, no Default or Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated by this Amendment and the Amended Credit Agreement.

(g)    Officer’s Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (e) and (f) of this Section 4.01.

(h)    Solvency Certificate. The Administrative Agent shall have received a solvency certificate from the chief financial officer of the Borrower (after giving effect to the consummation of the transactions contemplated by this Amendment) substantially in the form of Exhibit G to the Credit Agreement.

(i)    KYC Information.

(i)    Upon the reasonable request of any Lender made at least ten Business Days prior to the Amendment No. 5 Effective Date, the Borrower shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five Business Days prior to the Amendment No. 5 Effective Date.

(ii)    At least five Business Days prior to the Amendment No. 5 Effective Date, if Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered a Beneficial Ownership Certification in relation to the Borrower.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.01    Representations and Warranties. In order to induce the Lenders to consent to the amendments contained herein, the Borrower and each other Loan Party represent and warrant to each Lender party hereto as set forth below:

(a)    The representations and warranties set forth in Article V of the Amended Credit Agreement and each other Loan Document (as so amended) are, in each case, true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 5 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Amendment, the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.01(a) and (b), respectively, prior to the Amendment No. 5 Effective Date.

(b)    This Amendment constitutes a legal, valid and binding obligation of the Borrower and each other Loan Party, enforceable against the Borrower and each other Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

(c)    The Borrower and each of the Loan Parties have all requisite corporate or other organizational power and authority to enter into this Amendment and to perform their respective obligations under this Amendment and the Amended Credit Agreement.

(d)    As of the Amendment No. 5 Effective Date (and giving effect to this Amendment), no Event of Default or Default has occurred and is continuing or, solely as of the Amendment No. 5 Effective Date, will result from the consummation of the transactions contemplated by this Amendment and the Amended Credit Agreement.

ARTICLE VI

MISCELLANEOUS

Section 6.01    Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

Section 6.02    Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6.03    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 6.04    Governing Law. The governing law and jurisdiction provisions of Section 10.15 of the Credit Agreement shall apply mutatis mutandis to this Amendment.

Section 6.05    Fees and Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment and the Loan Documents referred to herein or contemplated hereby, including, but not limited to, the reasonable and documented fees, disbursements and other charges of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent, in each case, to the extent required by, and in accordance with, Section 10.04 of the Credit Agreement.

Section 6.06    Waiver of Right to Trial by Jury. The waiver of jury trial provisions of Section 10.16 of the Credit Agreement shall apply mutatis mutandis to this Amendment.

Section 6.07    Reaffirmation; Grant of Liens.

(a)    Each Loan Party reaffirms as of the Amendment No. 5 Effective Date its covenants and agreements contained in the Credit Agreement and each other Loan Document to which it is a party and confirms, agrees and acknowledges that, notwithstanding the consummation of this Amendment, such covenants and agreements, and the terms of each of the Loan Documents to which it is a party, except as modified by this Amendment on the Amendment No. 5 Effective Date are not affected or impaired in any manner whatsoever and shall continue to be in full force and effect. Each of the Loan Parties hereby further confirms its respective prior pledges and grants of security interests under and subject to the Loan Documents to which it is a party, and confirms, agrees and acknowledges that, notwithstanding the consummation of this Amendment, such prior guarantees, pledges, and grants of security interests are not affected or impaired in any manner whatsoever and shall continue to be in full force and effect and shall also guarantee and secure all obligations as amended and reaffirmed pursuant to the Credit Agreement and this Amendment. Each of the Loan Parties confirms, acknowledges and agrees that the Lenders and New Revolving Credit Lenders are “Lenders” and “Secured Parties” for all purposes under the Loan Documents. For the avoidance of doubt, each Loan Party hereby reaffirms the provisions of Section 2 of the Security Agreement, dated April 9, 2014 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Borrower, each Guarantor party thereto and the Administrative Agent, and agrees that all references in the Security Agreement to the “Secured Obligations” shall include the New Revolving Credit Loans and New Revolving Credit Commitments.

(b)    As security for the payment or performance, as the case may be, in full of the Secured Obligations (as defined in the Security Agreement), each of the Borrower and each Guarantor party hereto (i) hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in its right, title and interest in and to the Collateral (as defined in the Security Agreement) and (ii) hereby authorizes the Administrative Agent to file, at any time or from time to time, one or more UCC financing or continuation statements, and amendments thereto, including, without limitation, one or more UCC financing statements indicating that such financing statements cover all assets or all personal property, whether now owned or hereafter acquired (or words of similar effect) of the undersigned, in each case without the signature of the undersigned, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause in clause (i) of this Section 6.07(b). The security interest granted herein shall be subject to the terms, covenants and conditions set forth in the Security Agreement.

(c)    Each Loan Party further confirms that, as amended by this Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified, approved and confirmed in all respects.

Section 6.08    Entire Agreement. This Amendment, the other Loan Documents and any separate letter agreements, solely to the extent with respect to fees payable to the Administrative Agent and any Amendment No. 5 Arranger, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

Section 6.09    Effects of this Amendment.

(a)    On and after the Amendment No. 5 Effective Date, the rights and obligations of the parties to the Credit Agreement shall be governed by the Amended Credit Agreement. All references to the Credit Agreement in any document, instrument, agreement or writing shall be deemed to refer to the Amended Credit Agreement.

(b)    Other than as specifically provided herein, this Amendment shall not operate as an amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further amendments with respect thereto. This

Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrower other than pursuant to the terms of the Amended Credit Agreement and the other Loan Documents, as amended or supplemented to date (including by means of this Amendment). This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document and the Credit Agreement shall continue in full force and effect as amended by this Amendment.

Section 6.10    Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the applicable terms and provisions of the Credit Agreement (and, following the Amendment No. 5 Effective Date, the Amended Credit Agreement).

[Signature Pages Follow]

IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

VISTEON CORPORATION, as Borrower

By:	/s/ Robert E. Aprilliano
Name:	Robert E. Aprilliano
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 5 to Credit Agreement]

GUARANTORS:

VISTEON ELECTRONICS CORPORATION

By:	/s/ Robert E. Aprilliano
Name:	Robert E. Aprilliano
Title:	Treasurer

VISTEON GLOBAL TECHNOLOGIES, INC.

By:	/s/ Robert E. Aprilliano
Name:	Robert E. Aprilliano
Title:	Treasurer

VISTEON GLOBAL TREASURY, INC.

By:	/s/ Robert E. Aprilliano
Name:	Robert E. Aprilliano
Title:	Treasurer

VISTEON SYSTEMS, LLC

By:	/s/ Robert E. Aprilliano
Name:	Robert E. Aprilliano
Title:	Treasurer

VISTEON INTERNATIONAL BUSINESS DEVELOPMENT, INC.

By:	/s/ Robert E. Aprilliano
Name:	Robert E. Aprilliano
Title:	Treasurer

VISTEON INTERNATIONAL HOLDINGS, INC.

By:	/s/ Robert E. Aprilliano
Name:	Robert E. Aprilliano
Title:	Treasurer

[Signature Page to Amendment No. 5 to Credit Agreement]

VISTEON EUROPEAN HOLDINGS, LLC

By:	/s/ Robert E. Aprilliano
Name:	Robert E. Aprilliano
Title:	Treasurer

VISTEON GLOBAL ELECTRONICS, INC.

By:	/s/ Robert E. Aprilliano
Name:	Robert E. Aprilliano
Title:	Treasurer

VISTEON EUROPEAN ELECTRONICS, INC.

By:	/s/ Robert E. Aprilliano
Name:	Robert E. Aprilliano
Title:	Treasurer

VISTEON GERMAN HOLDINGS, LLC

By:	/s/ Robert E. Aprilliano
Name:	Robert E. Aprilliano
Title:	Treasurer

[Signature Page to Amendment No. 5 to Credit Agreement]

CITIBANK, N.A., as Administrative Agent

By:	/s/ Matthew Burke
Name:	Matthew Burke
Title:	Managing Director and Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

Citibank, N.A., as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 5 and as a L/C Issuer

By:	/s/ Matthew Burke
Name:	Matthew Burke
Title:	Managing Director and Vice President

If a second signature is necessary:

By:	/s/ Matthew Burke
Name:	Matthew Burke
Title:	Managing Director and Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

Bank of America, N.A., as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 5 and as a L/C Issuer

By:	/s/ Jason Yakabu
Name:	Jason Yakabu
Title:	Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

Sumitomo Mitsui Banking Corporation, as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 5

By:	/s/ Michael Maguire
Name:	Michael Maguire
Title:	Executive Director

[Signature Page to Amendment No. 5 to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 5

By:	/s/ Jeffrey S. Johnson
Name:	Jeffrey S. Johnson
Title:	Senior Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

BBVA USA, as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 5

By:	/s/ Ben Snodgrass
Name:	Ben Snodgrass
Title:	Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

BARCLAYS BANK PLC, as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 5

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Director

[Signature Page to Amendment No. 5 to Credit Agreement]

Bank of China, Chicago Branch, as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 5

By:	/s/ Kai Wu
Name:	Kai Wu
Title:	Senior Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

Comerica Bank, as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 5

By:	/s/ Flaviu Pop
Name:	Flaviu Pop
Title:	Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

HSBC Bank USA, N.A., as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 5

By:	/s/ Jeffrey P. Huening
Name:	Jeffrey P. Huening
Title:	Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

MORGAN STANLEY BANK, N.A., as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 5

By:	/s/ Alysha Salinger
Name:	Alysha Salinger
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 to Credit Agreement]

UniCredit Bank AG, New York Branch, as a New Revolving Credit Lender with a New Revolving Credit Commitment as set forth in Schedule I of Amendment No. 5

By:	/s/ Ken Hamilton
Name:	Ken Hamilton
Title:	Managing Director

By:	/s/ Laura Shelmerdine
Name:	Laura Shelmerdine
Title:	Associate Director

[Signature Page to Amendment No. 5 to Credit Agreement]

SCHEDULE I

Amendment No. 5 Revolving Credit Commitments

Lender	Amendment No. 5 Revolving Commitment
Citibank, N.A.	$65,000,000
Bank of America, N.A.	$65,000,000
Sumitomo Mitsui Banking Corporation	$50,000,000
U.S. Bank National Association	$50,000,000
Barclays Bank PLC	$40,000,000
BBVA USA	$40,000,000
Bank of China, Chicago Branch	$20,000,000
Comerica Bank	$20,000,000
HSBC Bank USA, National Association	$20,000,000
Morgan Stanley Bank, N.A.	$15,000,000
UniCredit Bank AG, New York Branch	$15,000,000

TOTAL	$400,000,000

SCHEDULE II

Schedule 2.03

L/C Commitments

Lender	L/C Commitment
Citibank, N.A.	$37,500,000.00
Bank of America, N.A.	$37,500,000.00

TOTAL	$75,000,000.00